Miller Energy Resources – NYSE: MILL Investor Presentation – January 2013 millerenergyresources.com Investor Presentation NYSE: MILL

Forward Looking Statements Certain statements in this presentation and elsewhere by Miller Energy Resources¸ Inc. are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve the implied assessment that the resources described can be profitably produced in the future, based on certain estimates and assumptions. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by Miller Energy Resources, Inc. and described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the potential for Miller Energy to experience additional operating losses; high debt costs under its existing senior credit facility; potential limitations imposed by debt covenants under its senior credit facility on its growth and ability to meet business objectives; the need to enhance management, systems, accounting, controls and reporting performance; uncertainties related to the filing of its Form 10-K for 2011; litigation risks; its ability to perform under the terms of its oil and gas leases, and exploration licenses with the Alaska DNR, including meeting the funding or work commitments of those agreements; its ability to successfully acquire, integrate and exploit new productive assets in the future; its ability to recover proved undeveloped reserves and convert probable and possible reserves to proved reserves; risks associated with the hedging of commodity prices; its dependence on third party transportation facilities; concentration risk in the market for the oil we produce in Alaska; the impact of natural disasters on its Cook Inlet Basin operations; adverse effects of the national and global economic downturns on our profitability; the imprecise nature of its reserve estimates; drilling risks; fluctuating oil and gas prices and the impact on results from operations; the need to discover or acquire new reserves in the future to avoid declines in production; differences between the present value of cash flows from proved reserves and the market value of those reserves; the existence within the industry of risks that may be uninsurable; constraints on production and costs of compliance that may arise from current and future environmental, FERC and other statutes, rules and regulations at the state and federal level; the impact that future legislation could have on access to tax incentives currently enjoyed by Miller; that no dividends may be paid on its common stock for some time; cashless exercise provisions of outstanding warrants; market overhang related to restricted securities and outstanding options, and warrants; the impact of non- cash gains and losses from derivative accounting on future financial results; and risks to non-affiliate shareholders arising from the substantial ownership positions of affiliates. Additional information on these and other factors, which could affect Miller's operations or financial results, are included in Miller Energy Resources, Inc.'s reports on file with United States Securities and Exchange Commission including its Annual Report on Form 10-K, as amended, for the fiscal year ended April 30, 2013. Miller Energy Resources, Inc.'s actual results could differ materially from those anticipated in these forward- looking statements as a result of a variety of factors, including those discussed in its periodic reports that are filed with the Securities and Exchange Commission and available on its Web site (www.sec.gov). All forward-looking statements attributable to Miller Energy Resources or to persons acting on its behalf are expressly qualified in their entirety by these factors. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We assume no obligation to update forward-looking statements should circumstances or management's estimates or opinions change unless otherwise required under securities law. 2

Company Snapshot Stock Ticker (NYSE) MILL Price (8/8/2013) $5.20 Market Capitalization (8/8/2013) $225.9 MM Shares Outstanding 43.4 MM Institutions Insider Ownership ~34% 29.2% Proved Oil Reserves (1P) 8.61 MMBOE % of Proved Reserves / Oil 97.3% Company Operated % of Net Production 100% Lease & Exploratory Acres Alaska 720,724 Tennessee 49,530 770,254 GROSS ACRES Total Resources SEC Case Strip PV-10 $1.4 BILLION Miller Energy Resources, Inc. is an oil and natural gas exploration, production and drilling company operating in: • Cook Inlet, Alaska • Appalachian Basin, Tennessee When Scott M. Boruff started working with Miller Energy in 2008 the price per share was $0.05 and the market cap was less than $1.0 million. Since then shares have appreciated more than 5,000%. Miller Energy’s vertical integration and infrastructure provides for complete control of the production process, from drilling to producing to processing. Additional oil production from WMRU and Redoubt Unit expect to add $80/bbl to free cash flow. 3 0 1000 2000 3000 4000 2009 2010 2011 2012 2013 current 2013 year end (goal) Production BOE/d

Basins The Southern Appalachian Basin Acreage: 49,260* Potential Drilling Targets: 100+ Cook Inlet, Alaska Acreage: 753,466* Potential Drilling Targets: 200+ 5% *Gross: includes leases and exploration licenses 95% 4

$- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 Pink Sheets Lease Sale $19MM to Atlas Bulletin Board Acquired KTO assets Acquired ETC Acquired Alaska Assets Added 3 New Independent Directors NASDAQ Listing Hired KPMG as Auditor NYSE Listing Guggenheim Financing Apollo Financing Rig 35 begins Redoubt Redevelopment IPO of Preferred Series C, NYSE listed RU-3 online RU-4 online RU-2A online Apollo Financing amended Shareholder Value With Milestones 5

Transaction Value of Alaska Acquisition


Net Asset Value
$1 Billion
$500 mm
$0
2007 Pacific Energy Purchase
▪$200mm+ of Infrastructure
▪~600,000 Lease & Exploration Acres
▪10 Wells~5000 BOED
▪Reserves
▪Chevron Operated Properties
▪Corsair Lease
▪Cook Inlet Pipeline
▪$500mm Debt
▪Abandonment Liabilities
Miller Purchases Select Assets
Miller Leaves Behind Substantial Liabilities From Pacific Energy Alaskan Portfolio
2009 Miller Purchase
▪$200mm of Infrastructure
▪~600,000 Lease & Exploration Acres
▪10 Wells~5000 BOED
▪Reserves
▪Osprey Abandonment Liabilities
Net Assets
Net Liabilities

6

Cook Inlet, Alaska Operations 7

PUD 6.8 MMBOE PV-10 $334MM Total Reserves 53.9 MMBOE SEC Case: PV-10 $1.4 Billion Proved Reserves 8.6 MMBOE SEC CASE: PV-10 $366.8MM Large Drilling Inventory PDP 1.8 MMBOE PV-10 $32.8MM PROBABLE (2P) 10.3 MMBOE PV-10 $442.6MM POSSIBLE (3P) 35.0 MMBOE PV-10 $605.1MM PROVED (1P) 8.6 MMBOE PV-10 $367.2MM Based on the RED April 2013 SEC Reserves at INO.com Reserves - Proved with Upside 8

Miller Energy RESOURCES

Alaska Acquisition Highlights

Previously Producing Redevelopment	▪ At Acquisition 15 Previously Producing Wells Could Be Worked Over for Low Cost and With Lower Risk ▪ Four WMRU Wells, Five Redoubt Unit Wells, and One West Foreland Well Have Been Successfully Worked Over
Low Risk Development	▪ Includes Multiple Behind Pipe and Previously Producing Wells ▪ 10 for 11 Success on Completed Projects to Date
Operating Expertise	▪ The Cook Inlet Management Team Operated These Assets for ~15 Years ▪ Plan for Addressing Previous Operator Mistakes ▪ Added Senior G & G Team and Drilling Team
Tax Credits	▪ 40% of Drilling and Exploration Costs and 20% of Other Capital Costs are Refunded by the State of Alaska plus 25% of Net Losses ▪ ~$8 MM Paid By State to CIE, ~$24 MM Pending
Significant Infrastructure	▪ In Place Owned Infrastructure to Support Multi Year Production Program ▪ Estimated $5 Per Barrel LOE for Incremental Oil Production
Large Land Position	▪ Located in One of the Largest Oil Fields in the U.S. ▪ ~ 600,000 Lease & Exploration Acres ▪ Acquired Additional 150,000 Lease and Exploration Acres

9

Well Name Well Type PRE- Miller Rate (boed) POST-Miller IP Rate (boed) Rate Increase (boed) Associated Net Reserves (Mboe) Cost Per boe ($) KF-1 Gas 3 12 9 5 265.56 RU-2A Oil 91 1,281 1,190 1,127 7.10 RU-3 Gas 0 616 616 218 38.83 RU-4 Gas 0 283 283 99 13.63 RU-7 Oil 40 250 210 216 16.24 RU-1 Oil 60 482 422 570 4.12 WMRU-5 Oil 0 578 578 706 3.56 WMRU-6 Oil 185 584 399 780 2.81 WMRU-1A Oil 0 33 33 62 6.04 WMRU-2A Oil 0 37 37 400 1.50 Total 379 4,156 3,777 4,183 Rework History To Date 10

Majors out, Independents In • Apache, Armstrong, Buccaneer, Furie, Hilcorp, Linc, Nordaq • Million+ acres acquired recently plus $500MM+ commitment to exploration/production • 2 Offshore Jack-Up Rigs Operating in Summer 2013 Premium Natural Gas Prices • 100% to 400% premium to Lower 48 • Ability to negotiate directly with end users Proven, Large and Under-explored basin • Estimated 600 MMBO & 19 TCF gas still in place (USGS study) • Last major gas discovery: 1979 • 1.4 billion+ barrels of oil and 9.4 trillion cubic feet of natural gas produced cumulatively • Field size distribution indicates basin still broadly underexplored • 3D seismic still not applied broadly • Multiple large untested structures with stacked pays • 1.3BN BOE yet-to-find potential Cash incentives (ACES) • Capital Credits: 40% of qualified capital expenditures • Loss Carry Forward (LCF): 25% of previous year’s direct lease expenditures • Cook Inlet does not have any crude oil tax Alaska Advantages 11

Redoubt Shoal: • Proved developed producing • On trend with largest productive field in the Cook Inlet • Originally estimated 70-100 MMBBO, OOIP in two fault blocks • OOIP estimate only includes 2 out of 6 fault blocks • Redoubt Field, largest undeveloped field? • Similar geological characteristics as adjacent fields Cook Inlet Field(s) Comparison 12

Alaska – Redoubt Unit Field (Osprey)


W. McArthur River
Middle Ground Shoal
Beaver Creek
Redoubt Unit

- **OOIP:** **70-100 MMBO (partial)**
- **Cum Production:** **~ 2.5 MMBO**
- **Avg Porosity:** **11-13 %**
- **Avg Initial Prod:** **~1,000 BOPD**
- **Avg Annual Decline:** **10% (Miller)**
- **Avg EUR (estimate):** **~ 1 MMBO**
- **Avg New Well Capex:** **$10 MM (Net)**
- **Avg IRR (New Well):** **~350 %**


HEMLOCK

Highlights

- Proved, producing Field, existing infrastructure
- 100% working interest
- Ralph E Davis booked reserves
- 1P = 5.85 MMBO
- 2P = 5.16 MMBO
- 3P = 0.99 MMBO
- Multiple pay sands and on trend with adjacent McArthur River Field (produced over 643 MMBO)
- Many identified targets (5 WO, 13 new wells)

13

• Positive DST tests in North & South Step Outs in 1960s • RU-1 drilled in Central fault in 2001 • 1,089 IP & 10MM bbls PUD • RU-2 drilled in South fault 2002 • 1,954 IP & 40MM bbls PUD • Wells have initial production characteristics of other fields in Cook Inlet; but different completions • Operator experienced reduction in flow rates & bottom hole flowing pressure • RU-1, 2, 3, 5 experience casing failures and other performance issues • Reserves from Central & Southern fault blocks reduced to 6MM bbls PUD Highlights Redoubt Shoal Hemlock Structure Map 14

Alaska – Redoubt Unit Optimization RESTRICTED FLOW PATH UN-RESTRICTED FLOW PATH • Completed optimization on RU-7 • Flow rates increased over 100% • Annual decline curve decreased from 27% to 10% • Bottom hole flowing pressure doubled • Recoverable reserves increased 3 x • Plan to optimize all RU wells Highlights 15

Cook Inlet Redoubt Case Study – RU-7 RU-7 Previous Operator Miller Energy Steady State Production <100 BOPD 230 BOPD PSI 1,200 lbs. 2,500 lbs. PV 10 Reserves $4MM $20MM Lifting Costs $70/bbl $29/bbl Annual Decline 27% 10% • Rework completed: Q2 2012 • Cash Cost of Rework: $1.4MM • Produced over 100,000 bbls post work over • PV-10 increases over 400% • EUR increases by over 250,000 barrels 1 10 100 1000 10000 1/ 1 /1 1 2/ 1 /1 1 3/ 1 /1 1 4/ 1 /1 1 5/ 1 /1 1 6/ 1 /1 1 7/ 1 /1 1 8/ 1 /1 1 9/ 1 /1 1 10 /1/… 11 /1/… 12 /1/… 1/ 1 /1 2 2/ 1 /1 2 3/ 1 /1 2 4/ 1 /1 2 5/ 1 /1 2 6/ 1 /1 2 7/ 1 /1 2 8/ 1 /1 2 9/ 1 /1 2 10 /1/… 11 /1/… 12 /1/… 1/ 1 /1 3 2/ 1 /1 3 3/ 1 /1 3 4/ 1 /1 3 O il P ro d u ctio n ( b b l/ d ay ) 2002 - 2007 decline rate = Post WO decline rate = 10.1% /yr 16

Redoubt Unit – RU-2A sidetrack 17 Rework Completed June 20, 2013 Cash Cost $13.3MM Initial Production 1,281 BOPD Production Avg daily production – 1,320 BOPD* Almost 60,000 bbls produced post workover* Remaining Recoverable Oil 1.127MM bbls (net reserves)** PV-10 $67.9MM** Quarterly revenue & Free cash flow > $10MM; $8MM added to free cash flow Estimated payback in approximately 90 days (including 40% tax credits from State of Alaska, using average sales price of $101.53 for fiscal 2013) *Figures for first 45 days of production. **Our IP figures, well log indications, increased bottom hole flowing pressure and favorable up dip location suggest these estimates will dramatically increase.

Alaska - West McArthur River Unit



West McArthur River Unit
West Forelands Field
Cook Inlet
Trading Bay Unit
Cook Inlet, Alaska



MCARTHUR RIVE
RTHUR RIVER
Sabre (Estimate 15-25 MBBS)
Sword
WMRU currently producers
WEST FORLAND GAS

- **Orig Oil in Place: 50-75 MMBO**
- **Cum Production: ~ 13.09 MMBO**
- **Avg Porosity: 11-14 %**
- **Avg Initial Prod: >1,500 BOPD**
- **Avg Annual Decline: 10% (Miller)**
- **Avg EUR: ~ 2 MMBO**
- **Avg New Well Capex: $9 MM (Net**
- **Avg IRR: (New Well) ~500 %**

Highlights

- Proved, producing Field, existing infrastructure
- 100% working interest
- Ralph E Davis booked reserves*
- 1P = 2.60 MMBO
- 2P = 2.19 MMBO
- Multiple pay sands and on trend with adjacent Trading Bay Field (produced over 103 MMBO)
- Many identified targets (3 WO, 3 new wells)

*Includes Sabre, Sword Reserves

18

Existing Fields – Development Impact 19

Production Scenario Matrix ANS Oil Price 1,000 BOPD 2,000 BOPD 3,000 BOPD 4,000 BOPD $90/bbl $22.4 $44.8 $67.2 $89.6 $100/bbl $25.2 $50.3 $75.5 $100.6 $110/bbl $27.9 $55.8 $83.7 $111.7 Hypothetical Incremental 1 Year EBITDAX from Incremental Alaskan Oil Production (based on 15% annual decline curve) 20

Tennessee Development Strategy • Largest owner/operator of wells in Tennessee, over 49,000 acres. • Reworking existing stripper wells, Upgrade/replace lift systems, acid stimulation, etc. • Own & Operate drill Rigs and 100% of production Over 45 years experience  Low operating costs • Exploit our Mississippi Lime oil  Similar formation and opportunity in Southern Kansas/Oklahoma • First horizontal MS well drilled and completed 1/14/13 • 25+ horizontal drilling targets identified  2,000-3,000 foot horizontal, 10-30 stage fracs  3 weeks @ a cost of ~$1.1 million per well  1st horizontal east of Mississippi 21

Undervalued Stock NAV per share: PV-10 divided by 58,388,000 shares fully diluted. (1) 4/30/2012 NYMEX Pricing. Current Stock Price $0 $10 $20 P ri ce / Sha re Total Resources-Strip (1) Total Resources + Planned & Future Development 3P $30 SABRE 1P 2P 1P 2P PDP RU 2A RU 3A RU 5A RU SSO 9 WMRU 8 REDOUBT WMRU 9 SWORD RU 4A 3P Unlocking Additional Upside from Asset Base and Infrastructure 22

Reducing Our Cost of Capital

2013

- $20MM at 9% under Senior Credit Facility with Apollo Investment Corp.
- At-the-Market Agreement with MLV for sales of Series C Preferred Stock
- Series C 10.75% Perpetual Preferred (NYSE:MILL.C)
  - $25/share face value
  - $10/share conversion price callable at $15/share
- Series B Preferred Stock with accredited investors
- $100MM 5-Year Senior Secured Credit Facility by Apollo Investment Corp. at 18%

2012

- Series A Preferred Stock with accredited investors (fully redeemed)

2011

- $100MM Credit Facility with Guggenheim Corporate Funding, LLC, Citi, and Bristol Investment Fund
- $5MM line of credit with Plains Capital Bank personally guaranteed by Scott Boruff and Deloy Miller

2010

- Private placement of common stock at $3.50/share to accredited investors
- Private placement of common stock at $1.00/share to accredited investors
- 6% convertible note program with accredited investors

2009

- Miller Energy Income 2009-A, LP program with accredited investors

23

Recent Developments • 8/5/13 - Apollo Credit Facility - Available Credit Increases By $20 Million; Interest Rate on New Funds Reduced From 18% to 9% • 8/5/13 – Drilling Update - RU-1A Enters Completion Phase, Sword & Olson Creek Wells Are Over Halfway to Total Depth • 7/29/13 – Marceau Schlumberger added to Board • 7/15/13 – Announced 21-Day Average Production Rate of 1,314 BOPD From RU-2A Oil Well • 6/24/13 – Successfully Brought RU-2 Sidetrack Well Online - initial daily production rate (IP) of 1,281 barrels of oil per day 24

Investment Summary Significant Asset Base  8.611mm BOE of proved reserves  P1+P2+P3 PV-10 (SEC) of $1.415 Billion  $295mm in shareholders equity (~ book value = $6.80/share) Advantages of State-Of- the-Art Infrastructure  Equipment and infrastructure in place to support significantly higher production volumes  Able to maintain low operating costs + low incremental lifting costs  $230MM+ appraised value and $500MM+ replacement value Value Driven Growth Strategy  Strong foundation in place built on low cost / high value acquisitions  Efficient low cost operators  Alignment between shareholders and management Advantages of Being in Alaska  Favorable oil and natural gas prices  Significant tax incentives for exploration and development Large Undeveloped Oil Play  Redoubt has significant potential not reflected in reserve report  Fixing past mistakes and not taking true exploration risk Multiple oil plays around large, developed fields  Initial work over results very positive 25